                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         KLLM Transport Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          KLLM TRANSPORT SERVICES, INC.
                               135 RIVERVIEW DRIVE
                           RICHLAND, MISSISSIPPI 39218


                            NOTICE OF ANNUAL MEETING
                    OF SHAREHOLDERS TO BE HELD APRIL 29, 1999

TO THE SHAREHOLDERS:

         Notice is hereby given that the Annual Meeting of Shareholders of KLLM Transport Services, Inc., will be held in the Board Room, 4th Floor, Deposit Guaranty Plaza, 210 East Capitol Street, Jackson, Mississippi, on Thursday, April 29, 1999, at 10:00 a.m., Jackson time, for the purpose of considering and acting upon the following matters:

         1. Election of four directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

         2. Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1999.

         3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

         The directors have fixed the close of business on March 18, 1999, as the record date for the determination of shareholders entitled to receive notice of and vote at the Annual Meeting.

         The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign and return the enclosed proxy promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

                                            By order of the Board of Directors.


                                            /s/ JAMES LEON YOUNG
                                            ------------------------------------
                                            JAMES LEON YOUNG, Secretary

Date: March 26, 1999

SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                          KLLM TRANSPORT SERVICES, INC.
                               135 RIVERVIEW DRIVE
                           RICHLAND, MISSISSIPPI 39218


                       PROXY STATEMENT FOR ANNUAL MEETING
                    OF SHAREHOLDERS TO BE HELD APRIL 29, 1999

         The following information is furnished in connection with the Annual Meeting of Shareholders of KLLM Transport Services, Inc. (the "Company") to be held on Thursday, April 29, 1999, at 10:00 a.m., Jackson time, in the Board Room, 4th Floor, Deposit Guaranty Plaza, 210 East Capitol Street, Jackson, Mississippi. A copy of the Company's annual report to shareholders for the fiscal year ended January 1, 1999, accompanies this proxy statement. The annual report is not to be considered part of the proxy solicitation materials. Additional copies of the annual report, notice, proxy statement, and form of proxy may be obtained from the Company's Secretary, P. O. Box 6098, Jackson, Mississippi 39288.

         The enclosed proxy is solicited by the Board of Directors of the Company. The proxy may be revoked by a shareholder at any time before it is voted by filing with the Company's Secretary a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.

         All expenses incurred in connection with the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, directors, officers, and regular employees of the Company may solicit proxies in person or by telephone. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees, and fiduciaries for their expenses in forwarding proxy material to their principals.

         The approximate date of mailing this proxy statement and the enclosed form of proxy is March 26, 1999. Shareholders of record at the close of business on March 18, 1999, are eligible to vote at the Annual Meeting. As of the record date, 4,142,525 shares of the Company's common stock were outstanding. Each is entitled to one vote on each issue to be considered at the Annual Meeting.

         Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

                              ELECTION OF DIRECTORS

         The Company's bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than twelve. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at four. Unless otherwise specified, proxies will be voted FOR the election of the four nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is not available to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate. The directors recommend a vote FOR the four nominees listed below. Nominees Jack Liles, James Leon Young, Walter P. Neely, and Leland R. Speed are now directors of the Company.

NOMINEES FOR DIRECTOR

         The table below sets forth certain information regarding the nominees for election to the Board of Directors:

NAME AND POSITION           AGE           PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE FOR THE
-----------------           ---           PAST FIVE YEARS AND TENURE WITH THE COMPANY
                                          -------------------------------------------
Jack Liles                   48           Employee of the Company since 1974; Chairman of the Board since March,
Chairman of the Board,                    1999; President and Chief Executive Officer since July, 1998; Vice President-
President, and                            Sales and Marketing from 1996 to 1998; President-Rail Services from 1994
Chief Executive Officer                   to 1996;  Vice President-Sales  and  Marketing-West  from 1990 to 1994; Vice
                                          President-Marketing from 1986 to 1990; Director since 1998.


NAME AND POSITION           AGE           PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE FOR THE
-----------------           ---           PAST FIVE YEARS AND TENURE WITH THE COMPANY
                                          -------------------------------------------
James Leon Young            68            Attorney, Young, Williams, Henderson & Fuselier, P.A., Jackson, Mississippi;
Secretary and Director                    Director since 1965; Secretary since 1982.

Walter P. Neely             53            Professor, Else School of Management, Millsaps College, Jackson, Mississippi;
Director                                  Private consultant; Trustee, Performance Funds Trust, New York, New York, since
                                          1992; Director since 1986.

Leland R. Speed             66            President and Director of Congress Street Properties from 1984 to 1994;
Director                                  Chairman and Director of Delta Industries, Inc. from 1979 to present; Trustee of
                                          EastGroup  Properties, Inc. from 1978 to present; Chairman of EastGroup Properties, Inc.
                                          from 1993 to present; Chief Executive Officer of EastGroup Properties,  Inc. from 1993 to 1997; Trustee of Eastover Corporation from 1975 to 1994; President of Eastover
                                          Corporation from 1978 to 1994; Chairman and Director of Eastover Realty Corp. from 1987 to 1994; President and Director of EB, Inc. from 1993 to 1996;  Director of Farm Fish,
                                          Inc. from 1982 to present; Director of ChemFirst, Inc. from 1968 to present; President and
                                          Director of LNH REIT, Inc. from 1991 to 1996; Trustee of First Continental Investors REIT
                                          from 1987 to 1994; Director of  Mississippi Valley Gas Co. from 1984 to present;
                                          President, Chief Executive Officer and Director of Rockwood National Corp. from 1983 to
                                          1994; Chairman of Parkway Properties, Inc. from 1993 to present; Chief Executive Officer of Parkway Properties, Inc. 1993 to 1997; Director since 1995.

STOCK OWNERSHIP

         The following table indicates the beneficial ownership as of March 18, 1999, unless otherwise indicated below, of the Company's common stock by each nominee and director, the CEO and the three most highly compensated executive officers other than the CEO, by each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding shares, and by all directors and executive officers of the Company as a group.

                                          AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP                PERCENT OF CLASS
------------------------                  --------------------                ----------------
William J. Liles, Jr.                         626,163 (1)                     15.1%
Marital Trust

Jack Liles                                    714,123 (2)                     17.1%

Wynne Liles Appleton                          689,504 (3)                     16.6%

B. C. Lee, L.P.                               400,000 (4)                      9.1%

Benjamin Clinton Lee, III                     400,000 (5)                      9.1%

Ruth Ann Lee Lyles                            400,000 (6)                      9.1%

J. Tayloe Simmons, Esq.                       550,000 (7)                     12.6%

James Leon Young                               14,251 (8)                     Less than 1%

                                                 AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP                 PERCENT OF CLASS
------------------------                         --------------------                 ----------------
Walter P. Neely                                         6,015 (9)                     Less than 1%

Leland R. Speed                                         2,584                         Less than 1%

John J. Ritchie                                        22,500 (10)                    Less than 1%

Nancy M. Sawyer                                        70,570 (11)                    1.68%

Steven L. Dutro                                        26,987 (12)                    Less than 1%

Brinson Partners, Inc.                                415,797 (13)                    9.5%

UBS AG                                                415,797 (13)                    9.5%

Dimensional Fund Advisors, Inc.                       308,498 (14)                    7.13%

Franklin Resources, Inc.                              322,000 (15)                    7.4%

Charles B. Johnson                                    322,000 (15)                    7.4%

Rupert H. Johnson, Jr.                                322,000 (15)                    7.4%

Franklin Advisory Services, Inc.                      322,000 (15)                    7.4%

Gilder Gagnon Howe & Co. LLC                        1,153,162 (16)                    26.5%

Officers & Directors, as a Group (7 persons)          857,030 (17)                    20.1%


--------------------------------------------------------------------------------

     (1) Mr. William J. Liles, Jr. passed away on February 11, 1996. The address for the Trust is 112 Meadowbrook North, Jackson, Mississippi 39211. Jack Liles and Wynne Liles Appleton are Co-Trustees of the Trust.

     (2) The address for Mr. Liles is P. O. Box 6098, Jackson, Mississippi 39288. 626,163 shares are owned by the William J. Liles, Jr. Marital Trust of which Mr. Liles is Co-Trustee. 54,237 shares are owned by the William J. Liles, Jr. Family Trust in which Mr. Liles has an indirect pecuniary interest. 824 shares are owned by Mr. Liles' wife. 3,590 shares are owned by trusts set up for the benefit of Mr. Liles' two sons of which Mr. Liles is the Trustee. 20,000 shares are unissued but are subject to an obligation to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001. 5,000 shares are unissued but are subject to an option that is exercisable at any time prior to July 22, 2003.

     (3) The address for Mrs. Appleton is 1503 Scott Avenue, Winnetka, Illinois 60093. 54,237 shares are owned by the William J. Liles, Jr. Family Trust in which Mrs. Appleton has an indirect pecuniary interest. 626,163 shares are owned by the William J. Liles, Jr. Marital Trust of which Mrs. Appleton is Co-Trustee. 3,590 shares are owned by trusts set up for the benefit of Mrs. Appleton's two daughters of which Mrs. Appleton is the Trustee. 1,290 shares are owned by Mrs. Appleton's husband.

     (4) Ownership is as of October 27, 1998. Mr. Benjamin C. Lee, Jr. passed away on August 31, 1998. The current address for the Limited Partnership is c/o J. Tayloe Simmons, Jr., Esq., Managing General Partner, 501 South State Street, Jackson, Mississippi 39201. Sole voting power and sole dispositive power are claimed as to all shares. On July 3, 1998, the Limited Partnership was organized with Mr. Benjamin C. Lee, Jr., Mr. Benjamin Clinton Lee, III and Mrs. Ruth Ann Lee Lyles, as General Partners. Mr. Benjamin C. Lee, Jr. contributed to the Limited Partnership, among other things, 400,000 shares of the Company's common stock. Mr. Benjamin C. Lee, Jr.'s equity interest in the Limited Partnership is now owned by his Estate, the Estate of Benjamin C. Lee, Jr., represented by J. Tayloe Simmons, Jr., Esq., Executor. Mr. Simmons has replaced Mr. Benjamin C. Lee, Jr. as a General Partner of the Limited Partnership.

     (5) Ownership is as of October 27, 1998. The address for Mr. Lee is 109 Lakepointe, Madison, Mississippi 39110. Shared voting power and shared dispositive power are claimed as to all shares. See Footnote 4 for further information.

     (6) Ownership is as of October 27, 1998. The address for Mrs. Lyles is 1085 Cemetery Lane, Aspen Colorado 81611. Shared voting power and shared dispositive power are claimed as to all shares. See Footnote 4 for further information.

     (7) Ownership is as of October 27, 1998. The address for Mr. Simmons is 501 South State Street, Jackson, Mississippi 39201. Sole voting power and sole dispositive power are claimed as to 150,000 shares. Shared voting power and shared dispositive power are claimed as to 400,000 shares. On July 3, 1998,
     B. C. Lee, L.P. was organized with Mr. Benjamin C. Lee, Jr., Mr. Benjamin Clinton Lee, III and Mrs. Ruth Ann Lee Lyles, as General Partners. Mr. Benjamin C. Lee, Jr. contributed to the Limited Partnership, among other things, 400,000 shares of the Company's common stock. Mr. Benjamin C. Lee, Jr. passed away on August 31, 1998. Mr. Benjamin C. Lee, Jr.'s equity interest in the Limited Partnership is now owned by his Estate, the Estate of Benjamin C. Lee, Jr., represented by Mr. Simmons. Mr. Simmons has replaced Mr. Benjamin C. Lee, Jr. as a General Partner of the Limited Partnership. The Estate of Benjamin C. Lee, Jr. also owns an additional 150,000 shares of the Company's common stock which was owned by Mr. Benjamin C. Lee, Jr. at the time of his death. Mr. Simmons is the Executor of the Estate of Benjamin C. Lee, Jr., and exercises sole voting and dispositive power over the 150,000 shares.

     (8) 5,000 shares are jointly owned with Mr. Young's wife.

     (9) 2,499 shares are jointly owned with Dr. Neely's wife.

     (10) 2,500 shares are unissued but are subject to an option that is exercisable at any time prior to March 31, 2006. 20,000 shares are unissued but are subject to an obligation to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001.

     (11) 50,000 shares are unissued but are subject to an obligation to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001. 20,000 shares are owned jointly with her husband.

     (12) 3,167 shares are unissued but are subject to options that are exercisable at any time prior to March 19, 2002. 20,000 shares are unissued but are subject to an obligation to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001.

     (13) Ownership is as of December 31, 1998. Shared voting and shared dispositive power are claimed as to all shares. The address for Brinson Partners, Inc. is 209 South LaSalle, Chicago, Illinois 60604-1295. The address for UBS AG is Bahnhofstrasse 45 8021, Zurich, Switzerland. Beneficial ownership of all shares is disclaimed.

     (14) 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Ownership is as of December 31, 1998. Beneficial ownership of all shares is disclaimed. Sole voting power is claimed as to 308,498 shares and sole dispositive power is claimed as to 308,498 shares.

     (15) The address for Franklin Resources, Inc., Charles B. Johnson, and Rupert H. Johnson, Jr. is 777 Mariners Island Boulevard, San Mateo, California 94404. The address for Franklin Advisory Services, Inc. is One Parker Plaza, Sixteenth Floor, Ft. Lee, New Jersey 07024. Sole voting power and sole dispositive power are claimed by Franklin Advisory Services, Inc. as to all shares. Franklin Resources, Inc. is the parent holding company, Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of the parent holding company, and Franklin Advisory Services, Inc. is the investment advisor. Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, Inc. disclaim any economic interest or beneficial ownership in any of the shares. Ownership is as of December 31, 1998.

     (16) The address for Gilder Gagnon Howe & Co. LLC is 1775 Broadway, 26th Floor, New York, New York 10019. Sole voting power is claimed as to 12,875 shares and shared dispositive power is claimed as to 1,153,162 shares. Shares reported include 779,055 shares held in customer accounts over which members and/or employees of Gilder Gagnon Howe & Co. LLC have discretionary authority to dispose of or direct the disposition of the shares, 361,232 shares held in accounts owned by the members of Gilder Gagnon Howe & Co. LLC and their families, and 12,875 shares held in the account of the Profit Sharing Plan of Gilder Gagnon Howe & Co. LLC. Ownership is as of December 31, 1998.

     (17) 10,667 shares are unissued but are subject to options exercisable at various times. 110,000 shares are unissued but are subject to obligations to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001.

MANAGEMENT

     The executive officers of the Company are as follows:

                                                                 PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE FOR THE
NAME, POSITION AND TENURE WITH THE COMPANY        AGE                             PAST FIVE YEARS
------------------------------------------        ---            -----------------------------------------------------
Jack Liles                                         48            See table under Election of Directors
Chairman of the Board, President,
and Chief Executive Officer

James Leon Young                                   68            See table under Election of Directors.
Secretary and Director

Steven L. Dutro                                    43            Employee of the Company since 1986; Chief Financial Officer
Chief Financial Officer                                          since 1998; Acting Chief Financial Officer from 1997 to 1998;
                                                                 Vice-President of Finance, Profitability and Planning from 1995 to 1997; Vice-President of Finance from 1994 to 1995; Director of Finance from 1993 to 1994; Controller from 1986 to 1992.

Nancy M. Sawyer                                    54            Employee of the Company since 1995; Executive Vice
Executive Vice President                                         President and Chief Operating Officer since December, 1998;
and Chief Operating Officer                                      President of Vernon Sawyer operations from 1995 to December,
                                                                 1998; Vice President of Operations of Vernon Sawyer, Inc.
                                                                 from 1964 to 1995; Secretary-Treasurer  of Vernon Sawyer, Inc.
                                                                 from 1986 to 1995.

John J. Ritchie                                    49            Employee of the Company and Senior Vice President- Sales and
Senior Vice President                                            Marketing since 1996; Vice President of Marketing of Central
Sales and Marketing                                              Transport from 1995 to 1996; Vice President of Marketing of
                                                                 Dawes Transport from May, 1995 to July, 1995; Vice President of
                                                                 Marketing of Overnite Transportation from 1989 to 1995.

The executive officers have no particular terms of office. They each serve at the discretion of the Board of Directors.

CERTAIN TRANSACTIONS

         In the following three paragraphs, the "Company" includes the Company's subsidiaries.

         On January 1, 1978, the Company entered into a ground lease with Mr. Lee (now deceased) and Mr. Liles (now deceased), for part of the real property on which the Company's Richland, Mississippi, terminal and corporate headquarters are located. In 1986, this lease was renegotiated to include contiguous property acquired by Mr. Lee and Mr. Liles, with the lease term commencing January 31, 1986, and expiring January 31, 2006 ("the 1986 Lease"). The monthly rental payments for the term of the 1986 Lease are $3,000. In the opinion of the disinterested members of the Board of Directors, the rental payments under the lease were on terms no less favorable to the Company than those available from unrelated third parties. During the year ended January 1, 1999, total lease payments were $36,000.

         On December 31, 1991, Messrs. Liles and Lee granted the Company an option to purchase the land covered by the 1986 Lease for $390,257 when that lease expires in 2006. In the opinion of the disinterested members of the Board of Directors, the option to purchase the land covered by the 1986 Lease was on terms no less favorable to the Company than those available from unrelated third parties.

         James Leon Young, who is a director of the Company, is a shareholder and officer in the Jackson, Mississippi, law firm of Young, Williams, Henderson & Fuselier, P.A., general counsel to the Company. During the year ended January 1, 1999, the Company paid Young, Williams, Henderson & Fuselier, P.A., fees in payment of services rendered in connection with litigation, corporate and other matters. No retainer fees were paid. The total of all such fees did not exceed five percent of that firm's gross revenues for its last full fiscal year.

COMMITTEES AND MEETING DATA

         The standing Audit Committee of the Board of Directors consists of Dr. Neely (Chairman), Mr. Young and Mr. Speed. The Audit Committee recommends auditors for the Company, oversees the Company's accounting functions and is the Board's liaison with the Company's independent auditors. The Audit Committee met two times in the year ended January 1, 1999, and meets at least once annually to review the reports of the Company's independent auditors and to review the Company's internal accounting procedures.

         The Compensation Committee of the Board of Directors consists of Mr. Young, Mr. Speed and Mr. Clowe (Chairman). Mr. Clowe will no longer be serving as a Director of the Company, so he will be replaced as Chairman of the Compensation Committee. The Compensation Committee reviews the compensation for the officers of the Company. The Compensation Committee met three times in the year ended January 1, 1999.

         The Company does not have a nominating committee.

         During the year ended January 1, 1999, the Board of Directors met on six occasions. Each director attended 100% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served, except that Mr. Speed was absent from one Board meeting.

EXECUTIVE COMPENSATION

         The following table summarizes the compensation paid by the Company and its subsidiaries to the Company's Chief Executive Officer, to the Company's three most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the year ended January 1, 1999, and to two others who were not serving as executive officers at the end of the year ended January 1, 1999, for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended January 1, 1999, January 2, 1998, and January 3, 1997:

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                 ANNUAL COMPENSATION                                     LONG TERM COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  AWARDS
------------------------------------------------------------------------------------------------------------------------------------

       NAME AND                                                      OTHER        RESTRICTED                     LTIP          ALL
       PRINCIPAL             YEAR        SALARY         BONUS        ANNUAL          STOCK          OPTIONS      PAY-        OTHER
       POSITION                            ($)           ($)         COMPEN-        AWARDS            (#)        OUTS       COMPEN-
                                                                     SATION           ($)                          ($)      SATION
                                                                       ($)                                                    ($)
------------------------------------------------------------------------------------------------------------------------------------
Jack Liles                   1998       $127,916          ---                                        26,380                $4,567(1)
Chairman of the Board,       1997        101,250      $ 30,974                                          183                 4,050
President and CEO            1996        100,000         4,097                                         ---                  3,167
------------------------------------------------------------------------------------------------------------------------------------
Steven K. Bevilaqua          1998       $225,000          ---           ---                            ---                   ---
President and CEO            1997        225,000      $124,325          ---                           5,757                $9,348(3)
                             1996        225,000        33,817       $18,192(2)                        ---                  6,348
------------------------------------------------------------------------------------------------------------------------------------
Benjamin C. Lee, Jr.         1998       $100,000          ---                                                              $3,500(1)
Chairman of the Board        1997        139,000      $110,424                                                              8,080(4)
                             1996        117,000          ---                                                               7,200
------------------------------------------------------------------------------------------------------------------------------------
John J. Ritchie              1998       $150,000          ---                                          4,856
Senior Vice President        1997        150,000      $ 59,417                                           308
Sales and Marketing          1996        112,500         3,769                                         5,000
------------------------------------------------------------------------------------------------------------------------------------
Nancy M. Sawyer              1998       $110,000          ---                                          6,498               $4,400(1)
Executive Vice               1997        110,000      $ 79,518                                         5,875                4,400
President and Chief          1996        106,667        71,890                                          ---                 4,267
Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
Steven L. Dutro              1998       $116,666          ---                                          4,810               $4,667(1)
Chief Financial              1997         95,153      $ 54,362                                           345                3,806
Officer                      1996         88,965         7,753                                          ---                 3,559
------------------------------------------------------------------------------------------------------------------------------------


     (1) Comprised of matching contributions by the Company to the officer's 401(K) Retirement Plan Account.

     (2) Effective 1995, Mr. Bevilaqua assumed the position of President and CEO. As an inducement to accept the position, Mr. Bevilaqua was paid for his relocation, plus reimbursement for projected income taxes associated therewith in the amount of $18,192.00 in 1996 in addition to the amount paid in 1995. Mr. Bevilaqua resigned as President and Chief Executive Officer in July, 1998.

     (3) Comprised of $9,000.00 of matching contributions by the Company to Mr. Bevilaqua's 401(K) Retirement Plan Account and $348.00 in insurance premiums paid by the Company with respect to term life insurance for Mr. Bevilaqua's benefit.

     (4) Comprised of $5,560.00 of matching contributions by the Company to Mr. Lee's 401(K) Retirement Plan Account and $2,520.00 in insurance premiums paid by the Company with respect to term life insurance for Mr. Lee's benefit. Mr. Lee passed away on August 31, 1998.

The Company has no employment agreements with its executive officers.

DIRECTOR COMPENSATION

         Directors who are also full-time employees of the Company receive no additional compensation for their services as directors. Non-employee directors are now compensated with common stock of the Company pursuant to the KLLM Transport Services, Inc. 1998 Non-Employee Director Stock Compensation Plan. In 1998, Dr. Neely, Mr. Young, Mr. Clowe and Mr. Speed received $12,500.00 worth of common stock for their services as directors, which included their services at all quarterly and special Board meetings. The Company's standard arrangement is to pay directors who are not also full-time employees of the Company $750.00 worth of common stock for each committee meeting attended as members and $1,000.00 worth of common stock for each committee meeting attended as chairman. In 1998, Dr. Neely, Mr. Young, Mr. Speed and Mr. Clowe received common stock worth $2,000.00, $3,000.00, $3,000.00, and $2,000.00, respectively, for their services at committee meetings attended.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee recommended increases in the salaries of some of the officers based on length of service, level of responsibility, and the particular performance of the officers in question. The Committee determined that the salary of Jack Liles as President and Chief Executive Officer would be $160,000.00 per year. The Compensation Committee provides incentives to executive officers through a bonus program which is linked to profit performance. Salaries are based on: (a) comparable salaries for similar positions in the industry; and (b) a bi-annual survey of similarly sized companies with sources such as the National Association of Finance Council, the Geographic Reference Report, and reports from the American Trucking Association. The Compensation Committee targets executive compensation at the middle point of compensation paid by comparable companies.

         There was no objection nor modification by the Board of Directors of the Committee's recommendations.

         James Leon Young,
         Leland R. Speed
         C. Tom Clowe, Jr., Chairman


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended January 1, 1999, the Compensation Committee of the Board of Directors consisted of Mr. Clowe (Chairman), Mr. Speed and Mr. Young. Mr. Young is currently serving as Secretary and has served in such capacity since 1982. Additionally, Mr. Young is a shareholder and officer in the law firm of Young, Williams, Henderson & Fuselier, P.A., which acts as general counsel to the Company. During the year ended January 1, 1999, the Company paid Young, Williams, Henderson & Fuselier, P.A. fees in payment of services rendered in connection with litigation, corporate and other matters. No retainer fees were paid. The total of all such fees did not exceed five percent of that firm's gross revenues for its last full fiscal year.

STOCK OPTION PLAN

         The following table sets forth (a) all individual grants of Stock Options made by the Company and its subsidiaries during the year ended January 1, 1999, to each of the executive officers named in the Summary Compensation Table above, (b) the ratio that the number of options granted to each individual bears to the total number of options granted to all employees of the Company and its subsidiaries, (c) the exercise price and expiration date of such options, and (d) estimated potential realizable values with respect to each grant of options based on assumed appreciation rates of 5% (compounded annually) and 10% (compounded annually):

                               OPTIONS/SAR GRANTS
                      IN FISCAL YEAR ENDED JANUARY 1, 1999

====================================================================================================================================
                                                                                                    POTENTIAL REALIZABLE VALUE
                                                                                                    AT ASSUMED ANNUAL RATES
                             INDIVIDUAL GRANTS                                                      OF STOCK PRICE APPRECIATION
                                                                                                    FOR OPTION TERMS
------------------------------------------------------------------------------------------------------------------------------------
                                                  % of Total       Exercise or   Expiration            5% ($)        10% ($)
                                                  Options/SARs     Base Price    Date
            Name              Options/SARs        Granted to       ($/Share)
                              Granted (#)         Employees in
                                                  Fiscal Year
------------------------------------------------------------------------------------------------------------------------------------
Jack Liles                         25,000             26.3%          $13.35       7/22/2003         $ 71,925        $154,893
Chairman of the Board,              1,380              1.5%          $13.20       2/15/2003            3,926           8,454
President and CEO
------------------------------------------------------------------------------------------------------------------------------------
Steven K. Bevilaqua                21,167             22.3%          $12.00       2/15/2008         $140,040        $344,924
President and CEO
------------------------------------------------------------------------------------------------------------------------------------
Benjamin C. Lee, Jr.               18,800             19.8%          $13.20       2/15/2003         $136,818        $336,988
Chairman of the Board
------------------------------------------------------------------------------------------------------------------------------------
John J. Ritchie                     4,856              5.1%          $12.00       2/15/2008         $ 32,127        $ 79,130
Senior Vice President
Sales and Marketing
------------------------------------------------------------------------------------------------------------------------------------
Nancy M. Sawyer                     6,498              6.8%          $12.00       2/15/2008         $ 42,990        $105,887
Executive Vice President
and Chief Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
Steven L. Dutro                     4,810              5.1%          $12.00       2/15/2008         $ 31,823        $ 78,381
Chief Financial
Officer
====================================================================================================================================


         The following table sets forth (a) the number of shares received and the aggregate dollar value realized in connection with each exercise of outstanding stock options during the year ended January 1, 1999, by each of the executive officers named in the Summary Compensation Table above; (b) the total number and value of all outstanding unexercised options (separately identifying exercisable and unexercisable options) held by such executive officers as of January 1, 1999; and (c) the aggregate dollar value of all such unexercised options that are in-the-money (i.e., when the fair market value of the common stock that is subject to the option exceeds the exercise price of the option):

                         AGGREGATED OPTION/SAR EXERCISES
                      IN FISCAL YEAR ENDED JANUARY 1, 1999
                   AND FISCAL YEAR-ENDED OPTION/SAR VALUES (1)

====================================================================================================================================
                                                                                                                   Value of
                                                                                       Number of                  Unexercised
             Name               Shares Acquired             Value                   Unexercised                   In-the-Money
                                  on Exercise             Realized              Options/SARs at FY-                Options/SARs
                                      (#)                    ($)               End (#) Exercisable/                at FY-End($)
                                                                                 Unexercisable (2)                 Exercisable/
                                                                                                                  Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
Jack Liles                                                                              9,000                          $0
Chairman of the Board,                                                                 21,563                          $0
President and CEO
------------------------------------------------------------------------------------------------------------------------------------
Steven K. Bevilaqua                                                                       0                            $0
President and CEO                                                                         0                            $0
------------------------------------------------------------------------------------------------------------------------------------
Benjamin C. Lee, Jr.                                                                      0                            $0
Chairman of the Board                                                                     0                            $0
------------------------------------------------------------------------------------------------------------------------------------
John J. Ritchie                                                                         1,250                          $0
Senior Vice President                                                                   7,664                          $0
Sales and Marketing
------------------------------------------------------------------------------------------------------------------------------------
Nancy M. Sawyer                                                                           0                            $0
Executive Vice President                                                               12,373                          $0
and Chief Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
Steven L. Dutro                                                                         3,167                          $0
Chief Financial                                                                         5,155                          $0
Officer
====================================================================================================================================


(1) Not included in this table are options granted pursuant to the Company's Employee Stock Purchase Plan which are made available to all employees on an equal basis. For a detailed discussion of the extent of the executive officers' participation in the plan, see the discussion under the heading "Employee Stock Purchase Plan".

(2) The number listed represents the number of shares of the Company's common stock subject to all of the options held by the named officer.

EMPLOYEE STOCK PURCHASE PLAN ("ESPP")

         The Company has in place its Employee Stock Purchase Plan ("ESPP") pursuant to Section 423 of the Internal Revenue Code. The ESPP covers an aggregate of 133,333 shares of the Company's common stock. 70,077 shares are currently available for purchase under the ESPP. The purpose of the ESPP is to promote employee ownership in the Company. The Company believes that employees who participate in the ESPP will have a closer identification with the Company by virtue of their ability as stockholders to participate in the Company's growth and earnings. The ESPP is also designed to provide motivation for participating employees to remain in the employ of the Company and to give a greater effort on behalf of it.

         The Company's Board of Directors acts as Administrator of the ESPP. The Board does not receive any compensation from the ESPP. The Board of Directors may, in its sole discretion, amend or terminate the ESPP, except that a termination shall not affect any option granted under the ESPP and no amendment may be made to the ESPP without approval of the stockholders if the amendment would require the sale of more than 133,333 shares under the ESPP. Unless earlier terminated, the ESPP will terminate when all 133,333 shares reserved for the ESPP are sold.

         The ESPP permits eligible employees to purchase common stock in cash or through payroll deductions that cannot exceed 20% of the employee's regular base salary. Participants may purchase between 10 and 300 shares each year pursuant to the ESPP, and if the number of shares subscribed for exceeds the number of shares available in the ESPP, the purchase will be made pro rata. There are restrictions on purchase of shares by owners of five percent of the voting stock of the Company and holders of options to purchase stock of the Company outside the ESPP. The purchase price for the stock is not less than 85% of its fair market value at the beginning of the offering period and is set by the Board of Directors or a committee thereof. Employees of the Company on October 1 of the year in which an offering is made who are customarily employed by the Company for at least 20 hours per week on a regular basis are eligible to participate in the ESPP.

         During 1998, no executive officers listed in the Summary Compensation Table participated in the ESPP.

         During 1998, 7 employees purchased 211 shares at $12.375 per share.
113 employees currently have outstanding subscriptions to purchase 10,766 shares at $8.25 per share.


PERFORMANCE GRAPH

         The following line graph compares cumulative five-year shareholder returns (1) among the Company's Common Stock, the University of Chicago's Center for Research in Securities Prices ("CRSP") Total Return Index for The NASDAQ Stock Market, and the CRSP NASDAQ Trucking & Transportation Stocks Index:

                            TOTAL RETURN FOR THE YEAR

INDEX                      1993           1994           1995            1996           1997           1998
-----                      ----           ----           ----            ----           ----           ----
NASDAQ
COMPOSITE (US
ONLY)                      100.0           97.7          138.2           170.0          208.7          292.9

NASDAQ TRUCKING
& TRANSPORTATION           100.0           90.7          105.7           116.7          149.5          133.1

KLLM TRANSPORT
SERVICES, INC.             100.0          103.1           73.7            65.8           89.5           51.8

(1) Assumes $100.00 invested on December 31, 1993, and reinvestment of all dividends.



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, for the fiscal year ended January 1, 1999, all Section 16(a) filing requirements applicable to its directors and executive officers were complied with, except that the Form 3 holdings for Mr. A. K. Northrop were reported on Form 5, and a Form 4 transaction for Mr. Daniel M. Thomas, Jr. was reported on Form 5.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation of the Audit Committee, has appointed Ernst & Young LLP independent public accountants, to act as auditors for the fiscal year ending December 31, 1999. Ernst & Young LLP have audited the accounts of the Company since 1986. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Neither Ernst & Young LLP nor any of its partners has any direct or indirect financial interest in the Company.


                              SHAREHOLDER PROPOSALS

         Shareholder proposals must be received by the Company no later than November 27, 1999, to be included in the Company's proxy materials for the 2000 Annual Meeting. Shareholder proposals should be addressed to: KLLM Transport Services, Inc., Post Office Box 6098, Jackson, Mississippi 39288, Attention Secretary. No shareholder proposals were received for inclusion in the proxy materials for the 1999 meeting.

         Shareholders who wish to present any business at the 2000 Annual Meeting are required to notify the Corporate Secretary of their intent no later than February 9, 2000. This requirement does not apply to the deadline for submitting shareholder proposals for inclusion in the proxy materials (see above), nor does it apply to questions a shareholder may wish to ask at the meeting.

         The Company retains discretion to vote proxies it receives with respect to proposals received after February 9, 2000. The Company retains discretion to vote proxies it receives with respect to proposals received on or prior to February 9, 2000, provided (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion, and (ii) the proponent does not issue a proxy statement.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies named in the enclosed proxy will vote in accordance with their best judgment on such matters.

                                                                      Appendix A

                         KLLM TRANSPORT SERVICES, INC.

         THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

    The undersigned hereby appoints Jack Liles and Steven L. Dutro, or either of them, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of KLLM Transport Services, Inc. (the "Company"), held of record by the undersigned on March 18, 1999, at the Annual Meeting of Stockholders of KLLM Transport Services, Inc., to be held on Thursday, April 29, 1999, and at any adjournments thereof, with all powers the undersigned would possess if personally present.

    1. Election of Directors. (Check only one box below. TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NAME OF THE NOMINEE.)

          [ ] To vote for all the nominees listed below:

              Jack Liles; Walter P. Neely; Leland R. Speed; James Leon Young

              or

          [ ] To withhold authority to vote for all nominees listed above.

    2. Ratification of the selection of Ernst & Young LLP as the Company's independent auditors (check only one box below).

                [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

    3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.

    WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR THE PROPOSALS SOLICITED. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE, EITHER IN PERSON OR IN WRITING.


                                              ----------------------------------
                                              Signature                   (Seal)

                                              ----------------------------------
                                              Signature if held jointly   (Seal)

                                                                          , 1999
                                              -----------------------------
                                              (Date)

                                              1. Sign your name exactly as
                                                 it appears on the label.
                                              2. When signing as attorney,
                                                 executor, administrator,
                                                 trustee, or guardian, please
                                                 state full title as such.
                                              3. If a corporation, please sign
                                                 in full corporate name by
                                                 president or other authorized
                                                 officer.
                                              4. If a partnership, please sign
                                                 in partnership name by
                                                 authorized person.
                                              5. When shares are held jointly,
                                                 both stockholders must sign
                                                 this proxy.

   PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.